GMAC RFC

REVISED RMBS New Issue Term Sheet

$875,000,000 Certificates (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-RZ5

RAMP Series 2003-RZ5 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

December 3, 2003

(REVISED from materials dated December 1, 2003)

GMAC RFC Securities

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

DESCRIPTION OF THE COLLATERAL

GROUP I MORTGAGE LOANS
Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$635,836,292.74
Number of Loans	4,153
Average Current Loan Balance	$153,102.89	$22,445.69	$649,480.21
(1) Original Loan-to-Value Ratio	102.37%	90.00%	107.00%
(1) Mortgage Rate	7.6257%	6.0000%	9.9900%
(1) Net Mortgage Rate	7.3257%	5.7000%	9.6900%
(1) Remaining Term to Stated Maturity (months)	355	174	360
(1) (2) Credit Score	711	600	819
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group I Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed Rate	100.00%

Fully Amortizing Mortgage Loans	98.83%

Lien	First	100.00%

Property Type	Single-family detached	71.71%
Planned Unit Developments (detached)	11.35%
Condo Low-Rise (less than 5 stories)	7.14%
Planned Unit Developments (attached)	4.72%
Two- to four- family units	3.66%
Townhouse	1.37%
Leasehold	0.06%

Documentation Type	Full Documentation	87.76%
Limited Documentation	12.24%

Geographic Distribution	California	15.44%
Florida	6.49%
Arizona	6.19%
Washington	4.95%
Maryland	4.91%

Number of States (including DC)	51

Largest Zip Code Concentration	95758	0.32%

Loans with Prepayment Penalties	57.20%

Credit Score Distribution of the Group I Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
600 - 619	210	$27,838,348	4.38%	$132,564	101.76%
620 - 639	292	42,593,724	6.70	145,869	101.89
640 - 659	284	42,633,533	6.71	150,118	101.97
660 - 679	253	39,301,629	6.18	155,342	102.01
680 - 699	583	94,028,582	14.79	161,284	103.80
700 - 719	469	72,676,530	11.43	154,961	103.94
720 - 739	722	111,981,725	17.61	155,099	102.15
740 - 759	642	100,398,547	15.79	156,384	101.88
760 - 779	441	67,109,707	10.55	152,176	101.49
780 - 799	221	32,438,800	5.10	146,782	101.12
800 or greater	36	4,835,168	0.76	134,310	100.71
TOTAL:	4,153	$635,836,293	100.00%	$153,103	102.37%

Debt-to-Income Ratios of the Group I Loans
Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
0.01% - 5.00%	2	$121,453	0.02%	$60,726	767	93.86%
5.01% - 10.00%	6	436,248	0.07	72,708	775	95.50
10.01% - 15.00%	22	2,023,920	0.32	91,996	731	100.99
15.01% - 20.00%	73	7,532,211	1.18	103,181	734	100.82
20.01% - 25.00%	202	22,972,846	3.61	113,727	724	101.54
25.01% - 30.00%	340	44,959,589	7.07	132,234	725	101.97
30.01% - 35.00%	681	98,833,626	15.54	145,130	714	102.19
35.01% - 40.00%	1,016	155,338,632	24.43	152,892	715	102.18
40.01% - 45.00%	1,586	268,245,040	42.19	169,133	711	102.77
45.01% - 50.00%	225	35,372,729	5.56	157,212	650	102.21
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Original Mortgage Loan Principal Balances of the Group I

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
$ 1 - $100,000	1,001	$76,090,993	11.97%	$76,015	710	101.34%
$100,001 - $200,000	2,318	336,709,444	52.96	145,259	708	102.28
$200,001 - $300,000	661	159,591,403	25.10	241,439	713	102.60
$300,001 - $400,000	136	46,112,948	7.25	339,066	710	103.43
$400,001 - $500,000	29	12,756,805	2.01	439,890	740	104.07
$500,001 - $600,000	5	2,682,133	0.42	536,427	759	101.63
$600,001 - $700,000	3	1,892,567	0.30	630,856	762	102.65
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Net Mortgage Rates of the Group I Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.5000% - 5.9999%	34	$7,032,030	1.11%	$206,824	747	103.21%
6.0000% - 6.4999%	249	46,626,829	7.33	187,256	744	103.46
6.5000% - 6.9999%	1,009	169,704,036	26.69	168,190	737	102.87
7.0000% - 7.4999%	1,296	192,599,848	30.29	148,611	723	102.38
7.5000% - 7.9999%	785	112,842,560	17.75	143,748	698	101.49
8.0000% - 8.4999%	474	68,541,274	10.78	144,602	650	101.89
8.5000% - 8.9999%	220	28,449,123	4.47	129,314	635	102.18
9.0000% - 9.4999%	81	9,479,993	1.49	117,037	629	101.81
9.5000% - 9.9999%	5	560,600	0.09	112,120	626	100.38
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Mortgage Rates of the Group I Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
6.0000% - 6.4999%	62	$12,195,729	1.92%	$196,705	745	103.45%
6.5000% - 6.9999%	425	77,893,838	12.25	183,280	741	103.39
7.0000% - 7.4999%	1,156	188,040,869	29.57	162,665	734	102.75
7.5000% - 7.9999%	1,254	183,170,508	28.81	146,069	718	102.17
8.0000% - 8.4999%	624	89,102,014	14.01	142,792	684	101.22
8.5000% - 8.9999%	439	62,145,979	9.77	141,563	643	102.05
9.0000% - 9.4999%	134	16,505,991	2.60	123,179	631	102.21
9.5000% - 9.9999%	59	6,781,365	1.07	114,938	630	101.77
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Original Loan-to-Value Ratios of the Group I Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score
85.01% - 90.00%	3	$550,960	0.09%	$183,653	750
90.01% - 95.00%	443	47,547,940	7.48	107,332	748
95.01% - 100.00%	1,168	178,953,427	28.14	153,214	717
100.01% - 101.00%	49	8,868,709	1.39	180,994	705
101.01% - 102.00%	120	23,063,760	3.63	192,198	704
102.01% - 103.00%	1,081	170,917,284	26.88	158,110	677
103.01% - 104.00%	183	33,533,589	5.27	183,244	736
104.01% - 105.00%	187	31,057,210	4.88	166,081	735
105.01% - 106.00%	168	25,257,924	3.97	150,345	725
106.01% - 107.00%	751	116,085,487	18.26	154,575	721
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711

Geographic Distribution of Mortgaged Properties of the Group I Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	451	$98,182,365	15.44%	$217,699	719	102.64%
Florida	291	41,272,852	6.49	141,831	710	102.45
Arizona	250	39,371,050	6.19	157,484	710	101.76
Washington	185	31,464,142	4.95	170,076	710	102.56
Maryland	168	31,222,439	4.91	185,848	714	103.71
Texas	257	30,760,380	4.84	119,690	714	100.71
Virginia	160	29,127,568	4.58	182,047	723	103.24
Michigan	201	27,658,592	4.35	137,605	694	102.53
Pennsylvania	178	23,502,586	3.70	132,037	713	104.26
Ohio	172	20,725,139	3.26	120,495	695	102.40
Other(1)	1,840	262,549,180	41.29	142,690	709	102.07
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.

Mortgage Loan Purpose of the Group I Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	3,099	$473,058,453	74.40%	$152,649	719	101.91%
Equity Refinance	776	121,371,773	19.09	156,407	684	103.56
Rate/Term Refinance	278	41,406,067	6.51	148,943	701	104.11
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Mortgage Loan Documentation Type of the Group I Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	3,656	$558,021,782	87.76%	$152,632	706	102.78%
Limited Documentation	497	77,814,511	12.24	156,568	743	99.43
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Occupancy Types of the Group I Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	3,686	$585,830,697	92.14%	$158,934	707	102.87%
Non Owner-occupied	392	40,352,715	6.35	102,941	757	94.97
Second/Vacation	75	9,652,881	1.52	128,705	742	102.98
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Mortgaged Property Types of the Group I Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	3,041	$455,939,921	71.71%	$149,931	709	102.52%
Planned Unit Developments (detached)	409	72,174,503	11.35	176,466	711	101.81
Condo Low-Rise (less than 5 stories)	289	45,384,435	7.14	157,040	716	102.88
Planned Unit Developments (attached)	176	30,006,404	4.72	170,491	721	102.57
Two- to four- family units	165	23,283,223	3.66	141,110	721	99.63
Townhouse	70	8,680,044	1.37	124,001	721	102.92
Leasehold	3	367,762	0.06	122,587	740	104.40
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Credit Grades of the Group I Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	2,038	$312,903,483	49.21%	$153,535	751	101.79%
A2	1,005	160,941,490	25.31	160,141	698	103.93
A3	534	82,437,949	12.97	154,378	650	101.87
A4	576	79,553,370	12.51	138,113	643	101.99
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

Prepayment Penalty Terms of the Group I Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	1,775	$272,150,846	42.80%	$153,324	713	102.38%
12 Months	151	25,940,852	4.08	171,794	716	101.62
24 Months	241	38,626,634	6.07	160,276	714	101.33
36 Months	1,960	294,922,790	46.38	150,471	708	102.54
48 Months	1	174,876	0.03	174,876	635	103.00
60 Months	23	3,643,993	0.57	158,434	700	103.31
Other(1)	2	376,302	0.06	188,151	740	104.57
TOTAL:	4,153	$635,836,293	100.00%	$153,103	711	102.37%

(1) Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months

DESCRIPTION OF THE COLLATERAL

GROUP II MORTGAGE LOANS
Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$104,204,863.79
Number of Loans	646
Average Current Loan Balance	$161,307.84	$40,085.70	$538,972.59
(1) Original Loan-to-Value Ratio	101.25%	91.00%	107.00%
(1) Mortgage Rate	7.2354%	5.7500%	8.8750%
(1) Net Mortgage Rate	6.9354%	5.4500%	8.5750%
(1) Note Margin	4.6440%	2.2500%	6.7500%
(1) Maximum Mortgage Rate	13.2375%	10.0000%	14.8750%
(1) Minimum Mortgage Rate	5.0823%	2.2500%	8.8750%
(1) Term to Next Rate Adjustment Rate (months)	26	20	36
(1) Remaining Term to Stated Maturity (months)	358	355	360
(1) (2) Credit Score	688	600	804
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group II Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Adjustable Rate	100.00%

Fully Amortizing Mortgage Loans	100.00%

Lien	First	100.00%

Property Type	Single-family detached	69.51%
Planned Unit Developments (detached)	12.58%
Condo Low-Rise (less than 5 stories)	8.81%
Planned Unit Developments (attached)	4.99%
Two- to four- family units	2.49%
Townhouse	1.62%

Geographic Distribution	Minnesota	15.63%
Arizona	10.16%
California	9.47%
Michigan	6.52%
Colorado	5.85%

Number of States (including DC)	41

Largest Zip Code Concentration	85308	0.66%

Documentation Type	Full Documentation	81.45%
Limited Documentation	18.55%

Loans with Prepayment Penalties	76.68%

Credit Score Distribution of the Group II Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
600 - 619	88	$12,233,816	11.74%	$139,021	101.38%
620 - 639	104	16,013,804	15.37	153,979	101.12
640 - 659	61	9,170,147	8.80	150,330	101.03
660 - 679	57	8,956,959	8.60	157,140	101.39
680 - 699	71	12,269,645	11.77	172,812	101.29
700 - 719	41	7,571,041	7.27	184,660	103.22
720 - 739	87	16,034,021	15.39	184,299	101.44
740 - 759	82	13,599,427	13.05	165,847	100.74
760 - 779	36	5,512,270	5.29	153,119	99.86
780 - 799	18	2,774,310	2.66	154,128	99.97
800 or greater	1	69,424	0.07	69,424	107.00
TOTAL:	646	$104,204,864	100.00%	$161,308	101.25%

Debt-to-Income Ratios of the Group II Loans
Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
10.01% - 15.00%	3	$574,742	0.55%	$191,581	769	106.06%
15.01% - 20.00%	7	763,910	0.73	109,130	690	102.76
20.01% - 25.00%	32	4,250,837	4.08	132,839	703	100.86
25.01% - 30.00%	59	8,158,580	7.83	138,281	690	101.24
30.01% - 35.00%	146	22,544,169	21.63	154,412	699	100.88
35.01% - 40.00%	281	49,197,938	47.21	175,082	697	101.38
40.01% - 45.00%	115	18,243,316	17.51	158,638	644	101.21
45.01% - 50.00%	3	471,373	0.45	157,124	638	100.73
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Original Mortgage Loan Principal Balances of the Group II

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
$ 1 - $100,000	100	$7,517,717	7.21%	$75,177	678	101.28%
$100,001 - $200,000	397	59,360,652	56.97	149,523	681	101.11
$200,001 - $300,000	134	32,059,172	30.77	239,248	700	101.39
$300,001 - $400,000	13	4,229,682	4.06	325,360	696	102.22
$400,001 - $500,000	1	498,669	0.48	498,669	696	100.00
$500,001 - $600,000	1	538,973	0.52	538,973	731	100.00
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Net Mortgage Rates of the Group II Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.0000% - 5.4999%	3	$628,203	0.60%	$209,401	738	105.78%
5.5000% - 5.9999%	40	7,997,151	7.67	199,929	724	102.10
6.0000% - 6.4999%	146	26,354,872	25.29	180,513	725	101.56
6.5000% - 6.9999%	149	23,908,251	22.94	160,458	709	101.03
7.0000% - 7.4999%	134	20,605,866	19.77	153,775	668	100.53
7.5000% - 7.9999%	103	15,914,008	15.27	154,505	633	101.45
8.0000% - 8.4999%	65	8,185,986	7.86	125,938	630	101.18
8.5000% - 8.9999%	6	610,528	0.59	101,755	620	100.23
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Mortgage Rates of the Group II Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.5000% - 5.9999%	10	$1,976,695	1.90%	$197,669	718	102.65%
6.0000% - 6.4999%	63	12,281,952	11.79	194,952	730	102.00
6.5000% - 6.9999%	158	27,401,128	26.30	173,425	723	101.59
7.0000% - 7.4999%	146	23,191,947	22.26	158,849	703	100.61
7.5000% - 7.9999%	146	22,737,732	21.82	155,738	649	100.99
8.0000% - 8.4999%	65	9,570,154	9.18	147,233	626	101.22
8.5000% - 8.9999%	58	7,045,257	6.76	121,470	629	101.15
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Original Loan-to-Value Ratios of the Group II Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score
90.01% - 95.00%	35	$5,114,607	4.91%	$146,132	732
95.01% - 100.00%	326	53,546,920	51.39	164,254	692
100.01% - 101.00%	7	1,095,175	1.05	156,454	676
101.01% - 102.00%	17	3,215,445	3.09	189,144	700
102.01% - 103.00%	180	27,180,163	26.08	151,001	652
103.01% - 104.00%	7	1,415,501	1.36	202,214	737
104.01% - 105.00%	13	2,231,715	2.14	171,670	735
105.01% - 106.00%	10	1,700,470	1.63	170,047	735
106.01% - 107.00%	51	8,704,868	8.35	170,684	714
TOTAL:	646	$104,204,864	100.00%	$161,308	688

Geographic Distribution of Mortgaged Properties of the Group II Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Minnesota	95	$16,290,732	15.63%	$171,481	694	100.17%
Arizona	68	10,588,497	10.16	155,713	674	102.08
California	42	9,865,730	9.47	234,898	710	102.13
Michigan	48	6,793,241	6.52	141,526	680	100.55
Colorado	35	6,092,155	5.85	174,062	685	101.27
Maryland	26	5,418,131	5.20	208,390	704	101.29
Georgia	30	4,863,016	4.67	162,101	663	100.79
Nevada	27	4,607,136	4.42	170,635	689	102.30
Illinois	28	4,427,814	4.25	158,136	695	100.54
Wisconsin	34	4,367,593	4.19	128,459	684	99.90
Ohio	30	3,524,283	3.38	117,476	675	101.89
Florida	21	3,481,061	3.34	165,765	694	100.74
Virginia	18	3,391,386	3.25	188,410	715	101.70
Other(1)	144	20,494,087	19.67	142,320	681	101.66
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.

Mortgage Loan Purpose of the Group II Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	500	$80,632,166	77.38%	$161,264	694	100.90%
Equity Refinance	116	18,613,199	17.86	160,459	667	102.27
Rate/Term Refinance	30	4,959,499	4.76	165,317	668	103.03
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Mortgage Loan Documentation Type of the Group II Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	537	$84,870,052	81.45%	$158,045	676	101.71%
Limited Documentation	109	19,334,811	18.55	177,384	740	99.19
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Occupancy Types of the Group II Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	616	$100,138,132	96.10%	$162,562	685	101.37%
Non Owner-occupied	20	2,557,599	2.45	127,880	764	95.00
Second/Vacation	10	1,509,133	1.45	150,913	729	103.44
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Mortgaged Property Types of the Group II Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	458	$72,432,153	69.51%	$158,149	683	101.32%
Planned Unit Developments (detached)	72	13,109,706	12.58	182,079	685	101.48
Condo Low-Rise (less than 5 stories)	60	9,183,029	8.81	153,050	710	101.14
Planned Unit Developments (attached)	31	5,196,104	4.99	167,616	693	100.48
Two- to four- family units	15	2,598,760	2.49	173,251	709	100.07
Townhouse	10	1,685,111	1.62	168,511	735	101.14
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Credit Grades of the Group II Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	218	$36,940,174	35.45%	$169,450	744	100.79%
A2	108	19,340,773	18.56	179,081	698	102.14
A3	111	18,195,041	17.46	163,919	649	101.43
A4	209	29,728,876	28.53	142,243	635	101.11
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Prepayment Penalty Terms of the Group II Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	150	$24,302,583	23.32%	$162,017	690	101.39%
12 Months	37	7,173,032	6.88	193,866	697	101.91
24 Months	277	45,263,429	43.44	163,406	686	101.21
36 Months	180	27,072,978	25.98	150,405	687	101.00
Other	2	392,841	0.38	196,421	678	101.18
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

(1) Not 0, 12, 24 or 36 months and not more than 42 months

Note Margins of the Group II Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.0000% - 2.4999%	2	$404,901	0.39%	$202,450	726	102.33%
2.5000% - 2.9999%	2	373,258	0.36	186,629	657	101.96
3.0000% - 3.4999%	193	33,069,141	31.73	171,343	747	100.79
3.5000% - 3.9999%	21	3,379,833	3.24	160,944	741	100.89
4.0000% - 4.4999%	101	17,962,045	17.24	177,842	698	102.21
4.5000% - 4.9999%	9	1,673,204	1.61	185,912	699	101.20
5.0000% - 5.4999%	104	16,865,016	16.18	162,164	651	101.46
5.5000% - 5.9999%	8	1,568,248	1.50	196,031	640	100.78
6.0000% - 6.4999%	185	25,973,823	24.93	140,399	632	101.00
6.5000% - 6.9999%	21	2,935,397	2.82	139,781	625	101.89
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Maximum Mortgage of the Group II Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
10.0000% - 10.9999%	1	$61,590	0.06%	$61,590	650	103.00%
11.0000% - 11.9999%	10	1,976,695	1.90	197,669	718	102.65
12.0000% - 12.9999%	219	39,355,010	37.77	179,703	725	101.73
13.0000% - 13.9999%	293	46,144,259	44.28	157,489	677	100.80
14.0000% - 14.9999%	123	16,667,310	15.99	135,507	627	101.16
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Minimum Mortgage of the Group II Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.0000% - 2.9999%	3	$649,365	0.62%	$216,455	684	102.58%
3.0000% - 3.9999%	178	30,069,231	28.86	168,928	746	100.89
4.0000% - 4.9999%	94	17,228,822	16.53	183,285	701	102.18
5.0000% - 5.9999%	99	16,260,267	15.60	164,245	652	101.37
6.0000% - 6.9999%	193	27,986,830	26.86	145,009	644	101.24
7.0000% - 7.9999%	55	8,500,673	8.16	154,558	692	100.50
8.0000% - 8.9999%	24	3,509,676	3.37	146,237	633	100.78
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%

Next Interest Rate Adjustment Dates of the Group II Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group II Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
August 2005	31	$4,723,530	4.53%	$152,372	667	102.23%
September 2005	97	15,532,040	14.91	160,124	671	100.78
October 2005	140	22,714,160	21.80	162,244	684	101.08
November 2005	134	21,419,465	20.56	159,847	689	101.41
December 2005	8	1,245,860	1.20	155,733	650	102.08
July 2006	4	590,277	0.57	147,569	690	100.04
August 2006	15	2,595,045	2.49	173,003	686	101.65
September 2006	47	7,747,661	7.44	164,844	697	100.78
October 2006	97	16,104,723	15.45	166,028	703	101.55
November 2006	71	11,052,269	10.61	155,666	706	101.32
December 2006	2	479,834	0.46	239,917	645	99.60
TOTAL:	646	$104,204,864	100.00%	$161,308	688	101.25%